==============================================================================================
                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): November 17, 2006

                              SOUTHERN CALIFORNIA EDISON COMPANY
                    (Exact name of registrant as specified in its charter)

             CALIFORNIA                     1-2313                         95-1240335
    (State or other jurisdiction          (Commission                   (I.R.S. Employer
          of incorporation)              File Number)                  Identification No.)

                                   2244 Walnut Grove Avenue
                                        (P.O. Box 800)
                                  Rosemead, California 91770
                 (Address of principal executive offices, including zip code)

                                         626-302-1212
                     (Registrant's telephone number, including area code)

==============================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
==============================================================================================

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
==============================================================================================

Page

Item 5.02 Departure of Directors of Certain  Officers;  Election of Directors;  Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On November 17, 2006, Southern California Edison Company received written notice that, effective November 13, 2006, Bruce Karatz resigned as a director of Southern California Edison Company.
Mr. Karatz's resignation from Southern California Edison Company's Board of Directors did not
involve any disagreement on any matter relating to Southern California Edison Company's operations, policies or practices.

                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SOUTHERN CALIFORNIA EDISON COMPANY
                                                        (Registrant)

                                               /s/ Linda G. Sullivan
                                               ----------------------------------
                                               Linda G. Sullivan
                                               Vice President and Controller

Date:  November 20, 2006